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                                                                    EXHIBIT 10.4

                               FIRST AMENDMENT TO
                 1997 STOCK OPTION AND RESTRICTED STOCK PLAN OF
                             SUIZA FOODS CORPORATION

         WHEREAS, the board of directors (the "Board") of Suiza Foods Corporation (the "Company") has adopted an amendment (the "Plan Amendment") to the Company's 1997 Stock Option and Restricted Stock Plan (the "Plan");

         WHEREAS, at a special meeting held on November 26, 1997, stockholders of the Company holding a majority of the Company's outstanding common stock approved the Plan Amendment;

         NOW, THEREFORE, in accordance with Section 19 of the Plan, Section 4 of the Plan is hereby amended by replacing the reference therein to "1,150,000 shares" with a reference to "3,000,000 shares."

         Except as amended by this instrument, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed effective as of November 26, 1997.

                                           SUIZA FOODS CORPORATION


                                           By:   /s/ Tracy L. Noll
                                              ---------------------------------
                                                 Tracy L. Noll,
                                                 Executive Vice President